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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated June 28, 1996 (except Note 3, as to which the date is July 31, 1996) in Amendment No. 1 to the Registration Statement of Form SB-2 and related Prospectus of White Pine Software, Inc. for the registration of 3,000,000 shares of its common stock.

                                          Ernst & Young LLP

Manchester, New Hampshire
October 3, 1996